UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Peachtree Street, NE, Suite 1000,

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (404) 446-0050

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On November 14, 2013, Streamline Health Solutions, Inc. (“Streamline Health”) issued the press release attached hereto as Exhibit 99.1, which press release contains certain financial information regarding Streamline Health’s preliminary financial results for the third quarter ended October 31, 2013.

Item 7.01 — Regulation FD Disclosure.

In a press release dated November 14, 2013, Streamline Health announced that it has signed letters of intent to purchase two companies to augment its existing solutions and has agreed in principle to the final earn-out payment for its acquisition of substantially all of the assets of Interpoint Partners, LLC that was completed in December 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Items 2.02, 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Streamline Health Solutions, Inc. Press Release dated November 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: November 14, 2013	By:	/s/ Nicholas A. Meeks
Nicholas A. Meeks
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Streamline Health Solutions, Inc. Press Release dated November 14, 2013.